MERRILL LYNCH
                                                              U.S. TREASURY
                                                              MONEY FUND

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Annual Report
                                                              November 30, 1998

Merrill Lynch U.S. Treasury Money Fund                         November 30, 1998

DEAR SHAREHOLDER

For the year ended November 30, 1998, Merrill Lynch U.S. Treasury Money Fund paid shareholders a net annualized dividend of 4.68%.* For the six-month period ended November 30, 1998, Merrill Lynch U.S. Treasury Money Fund paid shareholders a net annualized dividend of 4.43%.* The Fund's 7-day yield as of November 30, 1998 was 3.98%.

The average portfolio maturity for Merrill Lynch U.S. Treasury Money Fund at November 30, 1998 was 78 days, compared to 80 days as of May 31, 1998.

The Environment

During the six-month period ended November 30, 1998, stock and bond market volatility reflected shifting investor perceptions regarding global economic prospects. Early in the period, the deteriorating outlook for corporate profits amid signs of a weakening economy led to lower share prices in world stock markets. The leverage/derivatives-related problems of a major hedge fund and possible impeachment of President Clinton further heightened investor uncertainties, as did Russia's devaluation and effective repudiation of its debt in August. With the high degree of investor uncertainty, the resulting flight to quality pushed the 30-year US Treasury bond to record low yields. Yields also declined in sovereign bond markets of other major industrialized countries. In contrast, corporate bonds, mortgage-backed securities and emerging markets debt underperformed US Treasury securities by a wide margin. Although a one-quarter point cut in the Federal Funds rate in late September did not restore investor confidence, an unexpected one quarter-point cut in October sparked a rally in stock and bond prices. The rally was fueled further by another easing of monetary policy in mid-November. However, by November quarter-end, share prices had resumed their decline amidst renewed investor uncertainties regarding global economic prospects. Against this backdrop, we maintained a constructive posture for the Fund because of low inflation and global economic turmoil.

As long as worldwide economic conditions appear fragile, it is likely that stock and bond market volatility will continue. For the overall global economy, the deepening recession in Japan is of great concern as well as the difficulties in emerging economies such as Russia and Brazil. The announcements of banking system reform and fiscal stimulus packages in Japan provided some encouragement to investors, but the effectiveness of these programs remains to be seen. A multilateral aid package to Brazil initially bolstered investor confidence regarding the prospects for this country and other emerging markets. Further progress in easing strains within the global financial system, combined with continued monetary easing on the part of the Federal Reserve Board, would likely provide an important element of stability to the volatile investment environment.

In Conclusion

We appreciate your interest in Merrill Lynch U.S. Treasury Money Fund, and we look forward to assisting you with your investment needs in the months and years ahead.

Sincerely,

/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Marie Dwyer

Marie Dwyer
Vice President and Portfolio Manager

December 28, 1998

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

Merrill Lynch U.S. Treasury Money Fund                         November 30, 1998

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                                        Face     Interest  Maturity      Value
Issue                                  Amount      Rate*     Date      (Note 1a)
--------------------------------------------------------------------------------
US Government Obligations--99.1%
--------------------------------------------------------------------------------
US Treasury Bills                     $ 2,333       4.50%   1/07/99     $ 2,323
                                          142       4.61    1/07/99         141
                                          500       4.94    1/07/99         498
                                          205       5.00    1/07/99         204
                                          600      5.005    1/07/99         597
                                        2,000      4.515    1/14/99       1,990
                                        2,000      4.355    1/21/99       1,987
                                        2,000       4.46    1/21/99       1,987
                                          582       4.56    1/21/99         578
                                          471       4.30    1/28/99         468
                                           98       4.06    2/04/99          97
                                          166       4.17    2/04/99         165
                                           64       4.23    2/04/99          63
                                           97       4.30    2/04/99          96
                                          153       4.40    2/04/99         152
                                        2,500       4.43    2/04/99       2,480
                                          349      4.445    2/04/99         346
                                          366       4.47    2/04/99         363
                                          282       4.55    2/04/99         280
                                          150       4.36    2/11/99         149
                                          600       4.37    2/11/99         595
                                          199      4.415    2/11/99         197
                                        1,800       4.42    2/11/99       1,784
                                        3,000       4.48    2/18/99       2,971
                                        1,000      4.985    2/18/99         990
                                           91      4.395    2/25/99          90
                                          900       4.41    2/25/99         890
                                          300       3.95    3/04/99         297
                                          118      3.965    3/04/99         117
                                           99       4.11    3/04/99          98
                                          108       4.18    3/04/99         107
                                          186       4.00    3/11/99         184
                                        1,207       4.35    3/11/99       1,192
                                          138       3.89    3/25/99         136
                                        1,000       4.44    3/25/99         986
                                          500       4.23    4/08/99         492
                                          600       3.69    4/22/99         589
--------------------------------------------------------------------------------
US Treasury Notes                       1,600       5.75   12/31/98       1,602
                                          900      6.375    1/15/99         903
                                        3,552      5.875    1/31/99       3,559
                                        3,200      8.875    2/15/99       3,227
                                        3,260       5.50    2/28/99       3,266
                                        3,200      5.875    2/28/99       3,209
                                        1,305       6.25    3/31/99       1,312
                                          200      6.375    4/30/99         201
                                          500      6.375    5/15/99         504
                                          400       6.75    6/30/99         405
                                          840       6.00    8/15/99         847
--------------------------------------------------------------------------------
Total US Government Obligations (Cost--$45,702) ...................      45,714
--------------------------------------------------------------------------------
Total Investments (Cost--$45,702)--99.1% ..........................      45,714

Other Assets Less Liabilities--0.9% ...............................         394
                                                                        -------
Net Assets--100.0% ................................................     $46,108
                                                                        =======

--------------------------------------------------------------------------------
* US Treasury Bills are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. US Treasury Notes bear interest at the rates shown, payable at fixed rates upon maturity.

See Notes to Financial Statements.

Merrill Lynch U.S. Treasury Money Fund                         November 30, 1998

FINANCIAL INFORMATION

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of November 30, 1998
--------------------------------------------------------------------------------

Assets:               Investments, at value (identified cost--$45,701,726*)
                      (Note 1a) .............................................              $ 45,713,817
                      Cash ..................................................                    30,242
                      Receivables:
                        Interest ............................................$345,101
                        Beneficial interest sold ............................  21,423           366,524
                                                                             --------
                      Prepaid registration fees and other assets (Note 1d) ..                    43,353
                                                                                           ------------
                      Total assets ..........................................                46,153,936
                                                                                           ------------
-------------------------------------------------------------------------------------------------------
Liabilities:          Payables:
                        Distributor (Note 2) ................................   9,663
                        Investment adviser (Note 2) .........................   5,986
                        Beneficial interest redeemed ........................   4,333            19,982
                                                                             --------
                      Accrued expenses and other liabilities ................                    26,151
                                                                                           ------------
                      Total liabilities .....................................                    46,133
                                                                                           ------------
-------------------------------------------------------------------------------------------------------
Net Assets:           Net assets ............................................              $ 46,107,803
                                                                                           ============
-------------------------------------------------------------------------------------------------------
Net Assets            Shares of beneficial interest, $.10 par value,
Consist of:           unlimited number of shares authorized .................              $  4,609,571
                      Paid-in capital in excess of par ......................                41,486,141
                      Unrealized appreciation on investments--net ...........                    12,091
                                                                                           ------------
                      Net assets--Equivalent to $1.00 per share based on
                      46,095,713 shares of beneficial interest outstanding ..              $ 46,107,803
                                                                                           ============
-------------------------------------------------------------------------------------------------------

* As of November 30, 1998, net unrealized appreciation for Federal income tax purposes amounted to $11,941, of which $21,116 related to appreciated securities and $9,175 related to depreciated securities. The aggregate cost at November 30, 1998 for Federal income tax purposes was $45,701,876.

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------

                                                                                     For the Year Ended
                                                                                      November 30, 1998
-------------------------------------------------------------------------------------------------------
Investment Income     Interest and amortization of premium and
(Note 1c):            discount earned ....................................                  $ 2,686,014
-------------------------------------------------------------------------------------------------------
Expenses:             Investment advisory fees (Note 2) ..................  $ 253,898
                      Trustees' fees and expenses ........................     69,647
                      Professional fees ..................................     65,694
                      Distribution fees (Note 2) .........................     60,006
                      Accounting services (Note 2) .......................     30,449
                      Transfer agent fees (Note 2) .......................     25,559
                      Printing and shareholder reports ...................     24,332
                      Registration fees (Note 1d) ........................     16,313
                      Custodian fees .....................................      7,898
                      Other ..............................................      3,143
                                                                            ---------
                      Total expenses before reimbursement ................    556,939
                      Reimbursement of expenses (Note 2) .................   (177,728)
                                                                            ---------
                      Total expenses after reimbursement .................                      379,211
                                                                                            -----------
                      Investment income--net .............................                    2,306,803
                                                                                            -----------
-------------------------------------------------------------------------------------------------------
Realized &            Realized gain on investments--net ..................                       30,536
Unrealized Gain on    Change in unrealized appreciation/depreciation on
Investments--Net      investments--net ...................................                       13,276
(Note 1c):                                                                                  -----------
                      Net Increase in Net Assets Resulting from Operations                  $ 2,350,615
                                                                                            ===========
-------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Merrill Lynch U.S. Treasury Money Fund                         November 30, 1998

FINANCIAL INFORMATION (concluded)

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                         For the Year Ended November 30,
                                                                         -------------------------------
Increase (Decrease) in Net Assets:                                                1998              1997
--------------------------------------------------------------------------------------------------------
Operations:           Investment income--net ........................... $   2,306,803     $   2,459,911
                      Realized gain on investments--net ................        30,536            15,612
                      Change in unrealized appreciation/depreciation
                      on investments--net ..............................        13,276            (3,252)
                                                                         -------------     -------------
                      Net increase in net assets resulting from
                      operations .......................................     2,350,615         2,472,271
                                                                         -------------     -------------
--------------------------------------------------------------------------------------------------------
Dividends &           Investment income--net ...........................    (2,306,803)       (2,459,911)
Distributions to      Realized gain on investments--net ................       (30,536)          (15,612)
Shareholders                                                             -------------     -------------
(Note 1e):            Net decrease in net assets resulting from
                      dividends and distributions to shareholders ......    (2,337,339)       (2,475,523)
                                                                         -------------     -------------
--------------------------------------------------------------------------------------------------------
Beneficial Interest   Net proceeds from sale of shares .................   123,393,263       156,556,056
Transactions          Net asset value of shares issued to shareholders
(Note 3):             in reinvestment of dividends and distributions
                      (Note 1e) ........................................     2,326,904         2,465,505
                                                                         -------------     -------------
                                                                           125,720,167       159,021,561
                      Cost of shares redeemed ..........................  (129,368,113)     (157,221,246)
                                                                         -------------     -------------
                      Net increase (decrease) in net assets derived
                      from beneficial interest transactions ............    (3,647,946)        1,800,315
                                                                         -------------     -------------
--------------------------------------------------------------------------------------------------------
Net Assets:           Total increase (decrease) in net assets ..........    (3,634,670)        1,797,063
                      Beginning of year ................................    49,742,473        47,945,410
                                                                         -------------     -------------
                      End of year ...................................... $  46,107,803     $  49,742,473
                                                                         =============     =============
--------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

The following per share data and ratios have been derived
from information provided in the financial statements.                For the Year Ended November 30,
                                                             ------------------------------------------------
Increase (Decrease) in Net Asset Value:                       1998       1997       1996      1995       1994
-------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of year ...    $1.00      $1.00      $1.00     $1.00      $1.00
Operating                                                  -------    -------    -------   -------    -------
Performance:       Investment income--net ...............    .0453      .0451      .0447     .0484       0317
                   Realized and unrealized gain (loss)
                   on investments--net ..................    .0009      .0002      .0003     .0009     (.0002)
                                                           -------    -------    -------   -------    -------
                   Total from investment operations .....    .0462      .0453      .0450     .0493      .0315
                                                           -------    -------    -------   -------    -------
                   Less dividends and distributions:
                     Investment income--net .............   (.0453)    (.0451)    (.0447)   (.0484)    (.0317)
                     Realized gain on investments--net ..   (.0006)    (.0003)    (.0004)   (.0004)    (.0002)
                                                           -------    -------    -------   -------    -------
                   Total dividends and distributions ....   (.0459)    (.0454)    (.0451)   (.0488)    (.0319)
                                                           -------    -------    -------   -------    -------
                   Net asset value, end of year .........    $1.00      $1.00      $1.00     $1.00      $1.00
                                                           =======    =======    =======   =======    =======
                   Total investment return ..............     4.66%      4.65%      4.70%     4.98%      3.21%
                                                           =======    =======    =======   =======    =======
-------------------------------------------------------------------------------------------------------------
Ratios to Average  Expenses, net of reimbursement .......      .75%       .78%       .77%      .83%       .71%
Net Assets                                                 =======    =======    =======   =======    =======
                   Expenses .............................     1.10%      1.13%      1.12%     1.18%      1.06%
                                                           =======    =======    =======   =======    =======
                   Investment income and realized
                   gain on investments--net .............     4.60%      4.57%      4.55%     4.89%      3.16%
                                                           =======    =======    =======   =======    =======
-------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of year
Data:              (in thousands) .......................  $46,108    $49,742    $47,945   $56,318    $57,184
                                                           =======    =======    =======   =======    =======
-------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

Merrill Lynch U.S. Treasury Money Fund                         November 30, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch U.S. Treasury Money Fund (the "Fund") is registered under the Investment Company Act of 1940 as a no load, diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of variable rate securities is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.50% of the average daily net assets of the Fund.

For the year ended November 30, 1998, MLAM earned fees of $253,898, of which $176,379 was voluntarily waived. MLAM also reimbursed the Fund for additional expenses of $1,349.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee at the end of each month at the annual rate of 0.125% of the average daily net assets of the Fund. This fee is to compensate

Merrill Lynch U.S. Treasury Money Fund                         November 30, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

MLFD for the services it provides and the expenses borne by MLFD under the Distribution Agreement. As authorized by the Plan, MLFD has entered into an agreement with Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") which provides for the compensation of MLPF&S for providing distribution-related services to the Fund. Such services relate to the sale, promotion, and marketing of the shares of the Fund. For the year ended November 30, 1998, MLFD earned $60,006 under the Plan, all of which was paid to MLPF&S pursuant to the agreement.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares purchased and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch U.S. Treasury Money Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch U.S. Treasury Money Fund as of November 30, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch U.S. Treasury Money Fund as of November 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
January 8, 1999

Merrill Lynch U.S. Treasury Money Fund                         November 30, 1998

IMPORTANT TAX INFORMATION (unaudited)

None of the ordinary income distributions paid daily by Merrill Lynch U.S. Treasury Money Fund during its fiscal year ended November 30, 1998 qualify for the dividends-received deduction for corporations. Additionally, there were no long-term capital gains distributed by the Fund during the year.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed at right are the percentages of total assets of the Fund invested in Federal obligations as of the end of each quarter of the fiscal year.

------------------------------------------
                               Percentage
                               of Federal
For the Quarter Ended         Obligations*
------------------------------------------
February 28, 1998 ..........    90.56%
May 31, 1998 ...............    89.92%
August 31, 1998 ............    88.56%
November 30, 1998 ..........    99.02%
------------------------------------------

Of the Fund's ordinary income dividends paid during its fiscal year ended November 30, 1998, 98.55% was attributable to Federal obligations. In calculating the foregoing percentage, expenses of the Fund have been allocated on a pro rata basis.

Please retain this information for your records.

* For purposes of this calculation, Federal obligations include US Treasury Notes, US Treasury Bills, and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.

OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Terry K. Glenn, Executive Vice President
Kevin J. McKenna, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Marie Dwyer, Vice President
Gerald M. Richard, Treasurer
Thomas D. Jones, III, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
U.S. Treasury Money Fund
Box 9011
Princeton, NJ
08543-9011                                                         #13966--11/98

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